 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

RONCO CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27471	84-1148206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

61 W. Moreland Road, Simi Valley, California 93065-1662
(Address of Principal Executive Offices)

805-433-1030
(Registrant's Telephone Number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

SMH Transaction

On June 15, 2006, Ronco Corporation, a Delaware corporation (the “Company”), reported pursuant to a Current Report on Form 8-K that it had entered into the Letter Loan Agreement dated June 9, 2006 (the “Letter Loan Agreement”) among the Company, Sanders Morris Harris Inc., a Texas corporation, individually and as administrative agent (“SMH”) and the persons and entities listed on the schedule of lenders attached thereto as Schedule 1 (each, together with SMH, a “Lender” and, collectively, the “Lenders”). On October 18, 2006, the Company entered into Amendment No. 1 to Letter Loan Agreement with the Lenders pursuant to which the Letter Loan Agreement was amended to, amongst other things, (i) amend and restate the form of subordinated promissory notes issued, or to be issued, pursuant to the Letter Loan Agreement, (ii) provide that the closing of the Company’s rights offering would take place 45 days after the mailing of the offer to each of the holders of the Company’s Series A Convertible Preferred Stock to participate, to the extent of their pro rata share of the Company’s outstanding shares of Series A Convertible Preferred Stock, in such rights offering by loaning the Company up to an additional $3,000,000 (which funds would be used by the Company to pay off the loans made by SMH to Ronco under the Letter Loan Agreement), (iii) provide that SMH shall (subject to certain conditions) reinvest the rights offering funds paid to it by the Company within 30 business days after the closing of the rights offering in the Company, (iv) eliminate the requirement that Richard F. Allen, Sr. shall continue to serve as the Company’s Chief Executive Officer and as a member of the Company’s Board of Directors, (v) require that the mailing of the rights offering materials, to the extent permissible under applicable federal and state securities laws, to the Company’s Series A Convertible Preferred Stockholders take place by the earlier to occur of seven days after (x) December 31, 2006 or (y) the end of the Pricing Period (as defined below), (vi) require that the Company use reasonable commercial efforts to file Amendment No. 7 to the Company’s Registration Statement on Form SB-2 on Form S-1 (No. 333-127056) (the “Original Registration Statement”) no later than October 31, 2006, and (vii) provide that it shall be an event of default under the Letter Loan Agreement if the closing of the rights offering has not occurred by forty-five days after the date of the mailing of the rights offering materials to the holders of the Company’s Series A Convertible Preferred Stock. The Lenders also agreed to waive any breach of the Letter Loan Agreement and the related loan documents that occurred prior to October 18, 2006. The Lenders also agreed to waive any event of default under the Letter Loan Agreement or the subordinated promissory note in the principal amount of $1,500,000 issued by the Company to SMH on June 9, 2006 (the “Initial Promissory Note”) that occurred prior to October 18, 2006.

On October 18, 2006, the Company and SMH amended and restated the Initial Promissory Note (the “Amended Promissory Note”) to, amongst other things, (i) provide that the conversion price will be equal to the current market price per share of the Company’s common stock, (ii) provide that the current market price would be calculated based, generally, on the average of the highest bid and lowest ask prices for 20 consecutive trading days (the “Pricing Period”) commencing on the earlier of the first trading day immediately following the effective date of (x) the Original Registration Statement, (y) such other registration statement as may be filed by the Company with the Securities and Exchange Commission covering shares of the Company’s common stock issuable upon conversion of the Company’s Series A Convertible Preferred Stock or (z) under certain circumstances, an additional Registration Statement on Form S-1 filed by the Company to register such shares, (iii) provide that the Amended Promissory Note may be converted into shares of the Company’s common stock at the end of the Pricing Period and (iv) provide that in the event that the Pricing Period has not ended by December 31, 2006, that the current market price shall be $0.17, and the Pricing Period shall be deemed to have ended on December 31, 2006.

On June 9, 2006, the Company, subject to certain conditions and limitations, assigned the Life Insurance Policy issued by John Hancock Life Insurance on the life of Ronald M. Popeil in the face amount of $15,000,000 (the “Life Insurance Policy”) to the Lenders pursuant to an Assignment of Life Insurance Policy in favor of SMH, individually and as agent for the Lenders (the “Original Assignment”). On October 18, 2006, SMH, individually and as agent for the Lenders, and the Company entered into an Assignment of Life Insurance Policy in favor of the Company (the “Insurance Re-Assignment”), superseding the Original Assignment, pursuant to which the Life Insurance Policy was re-assigned to the Company.

On June 15, 2006, the Company reported pursuant to a Current Report on Form 8-K that it had entered into the Security Agreement dated June 9, 2006 between the Company and SMH, individually and as agent for the Lenders (the “Security Agreement”). On October 18, 2006, the Company and SMH entered into Amendment No. 1 to Security Agreement pursuant to which the Security Agreement was amended to, amongst other things, (i) reflect the assignment of the Life Insurance Policy from SMH to the Company and the subsequent assignment by the Company of a collateral interest in the Life Insurance Policy to Laurus Master Fund Ltd. (“Laurus”) and (ii) reflect the senior priority of the loan made by Laurus to the Company (as discussed further below) (the “Laurus Loan”). SMH also waived any event of default under the Security Agreement that occurred prior to October 18, 2006.

On October 18, 2006, the Company issued a Subordinated Promissory Note in the principal amount of $1,500,000 to SMH (the “Second Note”). The Second Note bears interest at a rate of 4.77% per annum. Interest will be due and payable on the first and second anniversary of the issuance of the Second Note and at the maturity date. The outstanding principal and all accrued and unpaid interest under the Second Note is due and payable on June 9, 2009; provided, however, that outstanding principal and all accrued and unpaid interest will also be due upon the refinancing of the Laurus Loan. The Second Note is subordinate to the Laurus Loan and is secured by the Life Insurance Policy.

The Second Note is convertible into shares of the Company’s common stock, based on the principal amount outstanding on the Second Note, plus accrued and unpaid interest, divided by the conversion price. The conversion price will be equal to the current market price, which will be calculated based, generally, on the average of the highest bid and lowest ask prices for 20 consecutive trading days (the “Pricing Period”) commencing on the earlier of the first trading day immediately following the effective date of (x) the Original Registration Statement, (y) such other registration statement as may be filed by the Company with the Securities and Exchange Commission covering shares of the Company’s common stock issuable upon conversion of the Company’s Series A Convertible Preferred Stock or (z) under certain circumstances, an additional Registration Statement on Form S-1 filed by the Company to register such shares. Notwithstanding the foregoing, in the event that the Pricing Period has not ended by December 31, 2006, the current market price shall be $0.17, and the Pricing Period shall be deemed to have ended on December 31, 2006. The Company has agreed to register the shares issuable upon conversion of the Amended Promissory Note and the Second Note.

As of October 18, 2006, John Reiland was a member of the Company’s Board of Directors. Mr. Reiland was retained as a Senior Financial Analyst of SMH in March 2006 to work on certain assigned projects for SMH including the Company.

Laurus Transaction

On October 18, 2006, the Company and Ronco Marketing Corporation, a wholly owned subsidiary of the Company (“RMC” and collectively with the Company, the “Borrowers”) entered into a security and purchase agreement (the “Purchase Agreement”) with Laurus, pursuant to which Laurus purchased from the Borrowers one Secured Non-Convertible Term Note in the principal amount of $4,000,000 (the “Term Note”) and one Secured Non-Convertible Revolving Note in the maximum principal amount of $11,000,000 (the “Revolving Note” and collectively with the Term Note, the “Notes”). The Notes mature on October 18, 2008. The Borrowers obligations under the Purchase Agreement and the Notes is secured by substantially all of the Borrowers tangible and intangible property.

The Term Note bears interest at a rate per annum equal to the “prime rate” published in The Wall Street Journal from time to time (the “Prime Rate”), plus 2% but in no event less than 8%. Interest is calculated on the basis of a 360-day year and is payable monthly, in arrears, commencing November 1, 2006 and thereafter on the first business day of each consecutive calendar month. The aggregate principal amount outstanding under the Term Note is payable monthly beginning on January 1, 2007 and thereafter on the first business day of each succeeding month. The Borrowers have the option of prepaying the Term Note by paying 115% of the principal amount of the Term Note then outstanding, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to Laurus arising under the Term Note, the Purchase Agreement or any other ancillary agreement executed in connection with the transaction. In the event of default, the Borrowers will, upon written notice from Laurus, pay additional interest on the outstanding principal balance of the Term Note in an amount equal to 0.5% per month.

The Revolving Note bears interest at a rate per annum equal to the Prime Rate plus 1% but in no event less than 8%. Interest is calculated on the basis of a 360-day year and is payable monthly, in arrears, commencing November 1, 2006 and thereafter on the first business day of each consecutive calendar month. The Borrowers may from time to time draw loans under the Revolving Note. The amount that may be outstanding at any one time under the Revolving Note is based on a formula that takes into account the amount of the Borrowers’ available inventory and available accounts. In the event of default, the Borrowers will, upon written notice from Laurus, pay additional interest on the outstanding principal balance of the Revolving Note in an amount equal to 0.5% per month.

On October 18, 2006, as additional security for the Notes, the Company entered into a stock pledge agreement in favor of Laurus, pursuant to which the Company has pledged all of its shares of RMC common stock, par value $.001, together with any additional shares of stock or other equity interest acquired by the Company in RMC (the “Pledged Stock”), all dividends, cash instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock.

On October 18, 2006, in connection with the Purchase Agreement, the Company also issued Laurus a warrant to purchase 1,750,000 shares of the Company’s common stock at an exercise price of $0.00001 per share. The warrant is exercisable immediately and expires on October 18, 2036. The exercise price of the warrant may be paid (i) in cash or by certified or official bank check, (ii) by delivery of the warrant, or shares of common stock and/or common stock receivable upon exercise of the warrant, or (iii) by a combination of any of the foregoing methods, for the number of common shares specified in the exercise notice. If the fair market value of one share of common stock is greater than the exercise price, in lieu of exercising the warrant for cash, Laurus may elect to receive shares equal to the value of the warrant by surrendering the warrant to the Company together with the properly endorsed exercise notice, in which event the Company shall issue Laurus a number of shares of common stock computed as follows: the fair market value of one share of the Company’s common stock (at the date of such calculation), minus the exercise price per share (as adjusted to the date of such calculation), multiplied by the number of shares of common stock purchasable under the warrant, or if only a portion is being exercised, the portion being exercised, divided by the fair market value of one share of the Company’s common stock (at the date of such calculation).

On October 18, 2006, in connection with the transaction, the Company has executed a registration rights agreement granting Laurus certain registration rights with respect to the shares underlying the warrant. Pursuant to the terms of the registration rights agreement, the Company is required to file a registration statement on Form S-1 in connection with the shares of common stock issuable to Laurus upon exercise of the warrant within 60 days of the execution of the registration rights agreement. The Company must use its best efforts to cause such registration statement to be declared effective no later than the 180th day following the date of the registration rights agreement. Further, the Company must use its reasonable efforts to keep the registration statement continuously effective until the date which is the earlier date of when (i) all registrable securities covered by such registration statement have been sold or (i) all registrable securities covered by such registration statement may be sold immediately without registration under the Securities Act of 1933, as amended, and without volume restrictions pursuant to Rule 144(k). The registration rights agreement provides for a black-out period of not more than 60 trading days during which the Company may suspend offers and sales of registrable securities if, in the good faith judgment of the Company’s board of directors, the continued distribution of the shares included in the registration statement would be seriously detrimental to the Company and its stockholders because of the existence of, or in anticipation of, any acquisition activity or the unavailability, for reasons beyond the control of the Company, of any required financial statements, or disclosure of information which is in its best interest not to publicly disclose or any other event or condition of similar significance to the Company.

On October 18, 2006, the Company, SMH and Laurus each entered into an Assignment of Life Insurance Policy as Collateral/Release of Collateral Assignment pursuant to which SMH released the prior collateral assignment of the Life Insurance Policy by the Company to SMH and the Company assigned a collateral interest in the Life Insurance Policy to Laurus.

On October 18, 2006, in connection with the transaction, RMC and Laurus also entered into an intellectual property security agreement pursuant to which, amongst other things, RMC granted Laurus a security interest in all of RMC’s right, title and interest in certain intellectual property of RMC.

On October 18, 2006, the Company, Laurus and Crossroads Financial, LLC (“Crossroads”) entered into a letter agreement (the “Crossroads Payoff Letter”) pursuant to which, amongst other things, the parties to the Crossroads Payoff Letter agreed that the payment on October 18, 2006 of $4,173,116.44 to Crossroads would constitute payment in full of all obligations owed by the Company to Crossroads and that all agreements between the Company and Crossroads would be terminated upon the receipt by Crossroads of such payment.

On October 18, 2006, the Company, Laurus and Prestige Capital Corporation (“Prestige”) entered into a letter agreement (the “Prestige Payoff Letter”) pursuant to which, amongst other things, the parties to the Prestige Payoff Letter agreed that the payment on October 18, 2006 of $2,763,406.92 to Prestige would constitute payment in full of all obligations owed by the Company to Prestige and that, at the Company’s expense, Prestige would terminate all of its agreements with the Company.

Ronald M. Popeil

On October 18, 2006, the Company and RMC entered into a letter agreement (the “Popeil Agreement”) with Ronald M. Popeil, the RMP Family Trust, Ronco Inventions, LLC, Popeil Inventions, Inc. and RP Productions, Inc., which hereinafter is referred to collectively as “Popeil.” Pursuant to the Popeil Agreement, amongst other things, (i) Popeil agreed to enter into a subordination agreement with Laurus and an additional limited subordination agreement with the Lenders, (ii) the Company confirmed and agreed that it had no right or interest in the Turkey Fryer (as defined in the New Product Development Agreement dated June 30, 2005 by and between Mr. Popeil and RMC), (iii) RMC granted Mr. Popeil a world-wide, perpetual transferable royalty free license to use his name and likeness on the packaging of the Turkey Fryer, on the Turkey Fryer itself and in connection with the manufacturing, marketing and sale of the Turkey Fryer, (iv) the consulting fee payable to Mr. Popeil pursuant to the Consulting Agreement dated June 30, 2005 between RMC and Mr. Popeil was increased by an additional $3,000 per week until all obligations of the Company and RMC under the Popeil Notes (as defined below) have been paid in full, (v) Popeil and the Company agreed that the final Combined NCOAV (as defined in the Asset Purchase Agreement dated December 10, 2004 among RMC and Popeil (the “Asset Purchase Agreement”)) is $13,158,180, (vi) RMC and Popeil agreed that the adjusted principal amount of the Purchase Money Promissory Note issued to Popeil Inventions on June 30, 2005 (the “PI Note”) and the Purchase Money Promissory Note issued to Ronco Inventions on June 30, 2005 (the “RI Note,” and together with the PI Note, the “Popeil Notes”) was $12,558,180 and $600,000, respectively, as of the Closing (as defined in the Asset Purchase Agreement) and (vii) RMC agreed to pay $1,250,000 of unpaid QC Payments (as defined in the Asset Purchase Agreement) to Popeil on October 18, 2006 and an additional $400,000 to Popeil with respect to estimated unpaid QC Payments within 30 days of October 18, 2006.

In addition, pursuant to the Popeil Agreement, the Company, RMC and Popeil agreed to amend the Asset Purchase Agreement to, amongst other things, (i) provide that quality control payments would be earned by Popeil regardless of the method of distribution of the Company’s products and (ii) provide that the appearance fee payable to Mr. Popeil (50% of gross profits from sales of any products promoted by Mr. Popeil (or his permitted designee)) shall, subject to certain limitations, be based upon sales that occur within sixty days after Mr. Popeil’s (or his permitted designee’s) personal appearance, including certain sales made through QVC, and that Mr. Popeil would receive the first $400,000 of gross profits from such sales.

In addition, pursuant to the Popeil Agreement, the Company agreed, within 30 days of October 18, 2006, to issue Popeil a warrant to purchase 200,000 shares of the Company’s common stock with a five year term and an exercise price, payable in cash, equal to the average bid price for the Company’s common stock, as quoted on the OTC Bulletin Board, for the 30 trading days immediately prior to October 18, 2006. The Company also agreed to register the shares of the Company’s common stock underlying the warrant.

On October 18, 2006, the Borrower, Popeil and SMH each entered into a limited subordination agreement that, amongst other things, provided that the debt owed by the Borrower to Popeil is subordinate and junior in right of payment to all existing and future indebtedness of Borrower to the Lenders, to the extent that Borrower receives and disburses the proceeds of the Life Insurance Policy, but only to the extent of such proceeds.

Item 1.02. Termination of a Material Definitive Agreement.

On June 9, 2006, the Company, subject to certain conditions and limitations, assigned the Life Insurance Policy to the Lenders pursuant to the Original Assignment. On October 18, 2006, SMH, individually and as agent for the Lenders, and the Company entered the Insurance Re-Assignment, superseding the Original Assignment, pursuant to which the Life Insurance Policy was re-assigned to the Company.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

SMH Transaction

As discussed under Item 1.01 above and Item 2.03 of the Company’s Current Report on Form 8-K filed with the SEC on June 15, 2006, the Company is a party to the Letter Loan Agreement, as amended, pursuant to which it issued the Second Note to SMH in exchange for $1,500,000 on October 18, 2006. The Second Note bears interest at a rate of 4.77% per annum (the “Note Rate”). Interest will be due and payable on the first and second anniversary of the issuance of the Second Note and at the maturity date. The outstanding principal and all accrued and unpaid interest under the Second Note is due and payable on June 9, 2009; provided, however, that outstanding principal and all accrued and unpaid interest will also be due upon the refinancing of the Laurus Loan. The Second Note is subordinate to the Laurus Loan and is secured by the Life Insurance Policy.

The Company may prepay its obligation under the Second Note upon giving SMH at least ten days prior written notice; provided however that prepayment may not occur (i) prior to the date that is 30 days after the end of the Pricing Period and (ii) unless there is a currently effective registration statement covering the shares of common stock to be issued to holders of promissory notes issued under the Letter Loan Agreement upon conversion.

Upon the occurrence of an event of default under the Letter Loan Agreement, as amended, and without notice or demand, all amounts owed under the Second Note, including all accrued but unpaid interest, shall thereafter bear interest at the rate of 5% per annum above the Note Rate (the “Default Rate”) until all events of default are cured.

If an event of default occurs and is continuing, then Required Lenders (as defined below), or SMH at the direction of Required Lenders, may, among other things, declare the principal of, and all interest then accrued on, the Second Note and any other liabilities of the Company owed to Lenders to be forthwith due and payable. “Required Lenders” means (a) SMH and (b) Lenders whose aggregate principal balance of promissory notes issued under the Letter Loan Agreement exceeds 66-2/3% of the aggregate principal amount of all such promissory notes.

Laurus Transaction

As discussed under Item 1.01 above, on October 18, 2006, the Borrowers entered into a Purchase Agreement with Laurus, pursuant to which Laurus purchased from the Borrowers one Secured Non-Convertible Term Note in the principal amount of $4,000,000 (the “Term Note”) and one Secured Non-Convertible Revolving Note in the maximum principal amount of $11,000,000 (the “Revolving Note” and collectively with the Term Note, the “Notes”). The Notes mature on October 18, 2008. The Borrowers obligations under the Purchase Agreement and the Notes are secured by substantially all of the Borrowers tangible and intangible property.

The Term Note bears interest at a rate per annum equal to the Prime Rate, plus 2% but in no event less than 8%. Interest is calculated on the basis of a 360-day year and is payable monthly, in arrears, commencing November 1, 2006 and thereafter on the first business day of each consecutive calendar month. The aggregate principal amount outstanding under the Term Note is payable monthly beginning on January 1, 2007 and thereafter on the first business day of each succeeding month. The Borrowers have the option of prepaying the Term Note by paying 115% of the principal amount of the Term Note then outstanding, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to Laurus arising under the Term Note, the Purchase Agreement or any other ancillary agreement executed in connection with the transaction. In the event of default, the Borrowers will, upon written notice from Laurus, pay additional interest on the outstanding principal balance of the Term Note in an amount equal to 0.5% per month.

The Revolving Note bears interest at a rate per annum equal to the Prime Rate plus 1% but in no event less than 8%. Interest is calculated on the basis of a 360-day year and is payable monthly, in arrears, commencing November 1, 2006 and thereafter on the first business day of each consecutive calendar month. The Borrowers may from time to time draw loans under the Revolving Note. The amount that may be outstanding at any one time under the Revolving Note is based on a formula that takes into account the amount of the Borrowers’ available inventory and available accounts. In the event of default, the Borrowers will, upon written notice from Laurus, pay additional interest on the outstanding principal balance of the Revolving Note in an amount equal to 0.5% per month.

Following the occurrence of an event of default, Laurus has the right to demand repayment in full of all obligations (as defined under the Purchase Agreement), whether or not otherwise due.

Item 3.02. Unregistered Sale of Equity Securities.

As described further under Item 1.01 above, on October 18, 2006, the Company sold the Second Note in the principal amount of $1,500,000 to SMH. The Second Note is convertible into shares of the Company’s common stock, based on the principal amount outstanding on the Second Note, plus accrued and unpaid interest, divided by the conversion price. The conversion price will be equal to the current market price, which will be calculated based, generally, on the average of the highest bid and lowest ask prices for 20 consecutive trading days (the “Pricing Period”) commencing on the earlier of the first trading day immediately following the effective date of (x) the Original Registration Statement, (y) such other registration statement as may be filed by the Company with the Securities and Exchange Commission covering shares of the Company’s common stock issuable upon conversion of the Company’s Series A Convertible Preferred Stock or (z) under certain circumstances, an additional Registration Statement on Form S-1 filed by the Company to register such shares. Notwithstanding the foregoing, in the event that the Pricing Period has not ended by December 31, 2006, the current market price shall be $0.17, and the Pricing Period shall be deemed to have ended on December 31, 2006. Exemption from registration under the Securities Act was based upon the grounds that the issuance of securities did not involve a public offering within the meaning of Section 4(2) of the Securities Act.

As described further under Item 1.01 above, on October 18, 2006 in partial consideration for making the Laurus Loan, the Company issued Laurus a warrant to purchase 1,750,000 shares of the Company’s common stock at an exercise price of $0.00001 per share. The warrant is exercisable immediately and expires on October 18, 2036. The exercise price of the warrant may be paid (i) in cash or by certified or official bank check, (ii) by delivery of the warrant, or shares of common stock and/or common stock receivable upon exercise of the warrant, or (iii) by a combination of any of the foregoing methods, for the number of common shares specified in the exercise notice. If the fair market value of one share of common stock is greater than the exercise price, in lieu of exercising the warrant for cash, Laurus may elect to receive shares equal to the value of the warrant by surrendering the warrant to the Company together with the properly endorsed exercise notice, in which event the Company shall issue Laurus a number of shares of common stock computed as follows: the fair market value of one share of the Company’s common stock (at the date of such calculation), minus the exercise price per share (as adjusted to the date of such calculation), multiplied by the number of shares of common stock purchasable under the warrant, or if only a portion is being exercised, the portion being exercised, divided by the fair market value of one share of the Company’s common stock (at the date of such calculation). Exemption from registration under the Securities Act was based upon the grounds that the issuance of securities did not involve a public offering within the meaning of Section 4(2) of the Securities Act.

As described further under Item 1.01 above, on October 18, 2006 pursuant to the Popeil Agreement, the Company agreed, as partial consideration for entering into the Popeil Agreement, within 30 days of October 18, 2006, to issue Popeil a warrant to purchase 200,000 shares of the Company’s common stock with a five year term and an exercise price, payable in cash, equal to the average bid price for the Company’s common stock, as quoted on the OTC Bulletin Board, for the 30 trading days immediately prior to October 18, 2006. Exemption from registration under the Securities Act was based upon the grounds that the issuance of securities did not involve a public offering within the meaning of Section 4(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Shell Company Transactions.

Not Applicable.

(d) Exhibits.

Exhibit No.	Description

4.1	Amended and Restated Subordinated Promissory Note originally issued by Ronco Corporation to Sanders Morris Harris, Inc. on June 9, 2006

4.2	Subordinated Promissory Note issued by Ronco Corporation to Sanders Morris Harris, Inc. on October 18, 2006

4.3	Common Stock Purchase Warrant issued by Ronco Corporation to Laurus Master Fund, Ltd. on October 18, 2006

10.1
Amendment No. 1 to Letter Loan Agreement among Ronco Corporation, Sanders Morris Harris Inc., individually and as administrative agent, and the persons and entities listed on the schedule of lenders attached to the Letter Loan Agreement as Schedule 1

10.2	Assignment of Life Insurance Policy dated October 18, 2006 by Sanders Morris Harris Inc., individually and on behalf of the Lenders in favor of Ronco Corporation

10.3	Amendment No. 1 to Security Agreement between Ronco Corporation and Sanders Morris Harris, Inc., individually and as agent for the Lenders

10.4	Security and Purchase Agreement dated October 18, 2006 among Laurus Master Fund, Ltd., Ronco Corporation, and each party listed on Exhibit A attached thereto

10.5	Secured Non-Convertible Term Note issued by Ronco Corporation and Ronco Marketing Corporation to Laurus Master Fund, Ltd. on October 18, 2006

10.6	Secured Non-Convertible Revolving Note issued by Ronco Corporation and Ronco Marketing Corporation to Laurus Master Fund, Ltd. on October 18, 2006

10.7	Stock Pledge Agreement dated as of October 18, 2006, between Laurus Master Fund, Ltd. and Ronco Corporation

10.8	Registration Rights Agreement dated October 18 2006 between Ronco Corporation and Laurus Master Fund, Ltd.

10.9	Intellectual Property Security Agreement dated October 18, 2006 by Ronco Marketing Corporation, in favor of Laurus Master Fund, Ltd.

10.10	Assignment of Life Insurance Policy as Collateral/Release of Collateral Assignment dated October 18, 2006 among Ronco Corporation, Sanders Morris Harris, Inc. and Laurus Master Fund, Ltd.

10.11	Payoff Letter among Ronco Corporation, Laurus Master Fund, Ltd. and Crossroads Financial, LLC dated October 18, 2006

10.12	Payoff Letter among Ronco Corporation, Laurus Master Fund, Ltd. and Prestige Capital Corporation dated October 17, 2006

10.13
Letter Agreement dated October 18, 2006 among Ronco Corporation, Ronco Marketing Corporation, Ronald M. Popeil, the RMP Family Trust, Ronco Inventions, LLC, Popeil Inventions, Inc. and RP Productions, Inc.

10.14
Limited Subordination Agreement dated October 18, 2006 among Ronco Corporation, Ronco Marketing Corporation, Ronco Inventions, LLC, Popeil Inventions, Inc., RP Productions, Inc., the RMP Family Trust, Ronald M. Popeil and Sanders Morris Harris, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RONCO CORPORATION

Date: October 24, 2006	By:	/s/Paul Kabashima
Paul Kabashima
Interim President and Interim Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Amended and Restated Subordinated Promissory Note originally issued by Ronco Corporation to Sanders Morris Harris, Inc. on June 9, 2006

4.2	Subordinated Promissory Note issued by Ronco Corporation to Sanders Morris Harris, Inc. on October 18, 2006

4.3	Common Stock Purchase Warrant issued by Ronco Corporation to Laurus Master Fund, Ltd. on October 18, 2006

10.1
Amendment No. 1 to Letter Loan Agreement among Ronco Corporation, Sanders Morris Harris Inc., individually and as administrative agent, and the persons and entities listed on the schedule of lenders attached to the Letter Loan Agreement as Schedule 1

10.2	Assignment of Life Insurance Policy dated October 18, 2006 by Sanders Morris Harris Inc., individually and on behalf of the Lenders in favor of Ronco Corporation

10.3	Amendment No. 1 to Security Agreement between Ronco Corporation and Sanders Morris Harris, Inc., individually and as agent for the Lenders

10.4	Security and Purchase Agreement dated October 18, 2006 among Laurus Master Fund, Ltd., Ronco Corporation, and each party listed on Exhibit A attached thereto

10.5	Secured Non-Convertible Term Note issued by Ronco Corporation and Ronco Marketing Corporation to Laurus Master Fund, Ltd. on October 18, 2006

10.6	Secured Non-Convertible Revolving Note issued by Ronco Corporation and Ronco Marketing Corporation to Laurus Master Fund, Ltd. on October 18, 2006

10.7	Stock Pledge Agreement dated as of October 18, 2006, between Laurus Master Fund, Ltd. and Ronco Corporation

10.8	Registration Rights Agreement dated October 18 2006 between Ronco Corporation and Laurus Master Fund, Ltd.

10.9	Intellectual Property Security Agreement dated October 18, 2006 by Ronco Marketing Corporation, in favor of Laurus Master Fund, Ltd.

10.10	Assignment of Life Insurance Policy as Collateral/Release of Collateral Assignment dated October 18, 2006 among Ronco Corporation, Sanders Morris Harris, Inc. and Laurus Master Fund, Ltd.

10.11	Payoff Letter among Ronco Corporation, Laurus Master Fund, Ltd. and Crossroads Financial, LLC dated October 18, 2006

10.12	Payoff Letter among Ronco Corporation, Laurus Master Fund, Ltd. and Prestige Capital Corporation dated October 17, 2006

10.13
Letter Agreement dated October 18, 2006 among Ronco Corporation, Ronco Marketing Corporation, Ronald M. Popeil, the RMP Family Trust, Ronco Inventions, LLC, Popeil Inventions, Inc. and RP Productions, Inc.

10.14
Limited Subordination Agreement dated October 18, 2006 among Ronco Corporation, Ronco Marketing Corporation, Ronco Inventions, LLC, Popeil Inventions, Inc., RP Productions, Inc., the RMP Family Trust, Ronald M. Popeil and Sanders Morris Harris, Inc.